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                                                                      EXHIBIT 13

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of The BOC Group plc (the "Company") on Form 20-F for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: December 10, 2003                      /s/ Anthony Eric Isaac
                                             ------------------------------
                                                  Name:  Anthony Eric Isaac
                                                  Title:  Chief Executive



Date: December 10, 2003                      /s/ Rene Medori
                                             -------------------------------
                                                  Name:  Rene Medori
                                                  Title:  Group Finance Director